                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 30, 1997, by and among AIM Variable Insurance Funds, A I M Distributors, Inc., American Enterprise Life Insurance Company and American Express Financial Advisors Inc., (collectively, the "Parties"), as amended, is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend Schedules A and B of the Agreement to address the addition of separate accounts and/or contracts and a logo change;

     NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: September 16, 2004.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        AMERICAN ENTERPRISE LIFE
                                        INSURANCE COMPANY


Attest: /s/ Paul R. Johnston            By: /s/ Gumer C. Alvero
        -----------------------------       ------------------------------------
Name: Paul R. Johnston                  Name: Gumer C. Alvero
Title: Secretary                        Title: Executive Vice President,
                                               Annuities


                                        AMERICAN EXPRESS FINANCIAL
                                        ADVISORS INC.


Attest: /s/ Paul R. Johnston            By: /s/ Gumer C. Alvero
        -----------------------------       ------------------------------------
Name:Paul R. Johnston                   Name: Gumer C. Alvero
Title: Secretary                        Title: Vice President and General
                                               Manager, Annuities

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES      SEPARATE ACCOUNTS UTILIZING THE FUNDS   CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
----------------------------------      -------------------------------------   -----------------------------------------
          (Series I shares)
AIM V.I. Capital Appreciation Fund      -    American Enterprise Variable       -    Flexible Premium Deferred
AIM V.I. Capital Development Fund            Annuity Account                         Variable Annuity Contact Form
AIM V.I. Dent Demographic Trends Fund                                                Nos. 271496, 271491,272646,272876,
AIM V.I. Core Equity Fund                                                            272877,34560,43260,43410,43431,
AIM V.I. International Growth Fund                                                   44170,44209,44210,240180 and 240343
AIM V.I. Premier Equity Fund                                                         (and any state variations thereof)
                                        -    American Enterprise Variable
                                             Life Account
          (Series II shares)
AIM V.I. Basic Value Fund                                                       -    Flexible Premium Variable Life
AIM V.I. Capital Appreciation Fund                                                   Insurance Policy Form No. 37022 and
AIM V.I. Capital Development Fund                                                    state variations thereof
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Premier Equity Fund


                                  Page 2 of 2